UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 17, 2006
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                            SPRINT NEXTEL CORPORATION
             (Exact name of registrant as specified in its charter)

          Kansas                        1-04721               48-0457967
 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

        2001 Edmund Halley Drive, Reston, Virginia          20191
         (Address of principal executive offices)         (Zip Code)

       Registrant's Telephone Number, Including Area Code: (703) 433-4000

          (Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

     This current report on Form 8-K is filed for the purpose of filing the attached exhibits in connection with Registration Statement No. 333-138548.

Item 9.01       Financial Statements and Exhibits.

     (a)        Financial Statements of Business Acquired.

                Not applicable.


     (b)        Pro Forma Financial Information.

                Not applicable.

     (c)        Shell company transactions.

                Not applicable.

     (d)        Exhibits.

                Number      Exhibit

                5.1         Opinion of Jones Day regarding validity.

                5.2         Opinion of Polsinelli Shalton Welte Suelthaus P.C.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SPRINT NEXTEL CORPORATION



                              By:  /s/ Michael T. Hyde
                                       Michael T. Hyde
                                       Assistant Secretary


Date:  November 17, 2006


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                                 EXHIBIT INDEX

Number      Exhibit

5.1         Opinion of Jones Day regarding validity.

5.2         Opinion of Polsinelli Shalton Welte Suelthaus P.C.




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